SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
             the Securities Exchange Act of 1934 (Amendment No. __)
Filed by the Registrant |X|
Filed by the Party other than the Registrant |_| Check the appropriate box:

[ ]     Preliminary Proxy Statement          |_| Confidential, for Use of
[X]     Definitive Proxy Statement               the Commission Only (as
[ ]     Definitive Additional Materials          permitted by Rule 14a-6(e)(2))
[ ]     Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                              ILC TECHNOLOGY, INC.
                (Name of Registrant as Specified in Its Charter)

                       ----------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[x]     No fee required.
[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         1)       Title  of  each  class  of  securities  to  which  transaction applies:
                  _____________________________________________________________

         2)       Aggregate number of securities to which transaction applies:
                  _____________________________________________________________

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined).
                  _____________________________________________________________

         4)       Proposed maximum aggregate value of transaction:
                  _____________________________________________________________

         5)       Total fee paid:
                  _____________________________________________________________

[ ]               Fee paid previously with preliminary materials:
                  _____________________________________________________________


[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)       Amount Previously Paid:
                  _____________________________________________________________

         2)       Form, Schedule or Registration Statement No.:
                  _____________________________________________________________

         3)       Filing Party:
                  _____________________________________________________________

         4)       Date Filed:
                  _____________________________________________________________

                              ILC TECHNOLOGY, INC.

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                February 12, 1997

                             ----------------------

         The 1996 Annual Meeting of the Shareholders of ILC Technology, Inc., a California corporation (the "Company"), will be held on Wednesday, February 12, 1997, at 2:00 p.m. local time at the principal office of the Company at 399 Java Drive, Sunnyvale, California, for the following purposes:

                1.  To elect a Board of four Directors.

                2. To approve an amendment to the 1992 Stock Option Plan to increase the number of shares of Common Stock reserved for issuance thereunder.

                3. To approve an amendment to the 1985 Employee Stock Purchase Plan to increase the number of shares of Common Stock reserved for insurance thereunder.

                4.  To  ratify  the   appointment  of  Arthur  Andersen  LLP  as
                    independent  public  accountants  of the  Company for fiscal
                    1997.

                5. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

         These items of business are more fully described in the Proxy Statement accompanying this Notice.

         Only shareholders of record at the close of business on December 16, 1996 are entitled to notice of and to vote at the meeting.

         A majority of the Company's outstanding shares must be represented at the meeting (in person or by proxy) to transact business. To assure proper representation at the meeting, please mark, sign and date the enclosed proxy and mail it promptly in the enclosed self-addressed envelope. Your proxy will not be used if you revoke it either before or at the meeting.

Dated:  January 2, 1997


                                           Ronald E. Fredianelli
                                           Secretary


--------------------------------------------------------------------------------
      IF YOU ARE UNABLE TO BE PERSONALLY PRESENT, PLEASE SIGN AND DATE THE
         ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.
                             YOUR VOTE IS IMPORTANT.
--------------------------------------------------------------------------------

                              ILC TECHNOLOGY, INC.

                                 PROXY STATEMENT

                 INFORMATION CONCERNING SOLICITATION AND VOTING

         The enclosed proxy is solicited on behalf of the Board of Directors of ILC Technology, Inc. (the "Company") for use at the Annual Meeting of Shareholders (the "Meeting") to be held Wednesday, February 12, 1997 at 2:00 p.m. local time, or at any adjournment or postponement thereof. The Meeting will be held at the principal offices of the Company, which are located at 399 Java Drive, Sunnyvale, California 94089. The Company's telephone number is (408) 745-7900. These proxy solicitation materials were mailed to shareholders on or about January 2, 1997.

         Shareholders of record at the close of business on December 16, 1996 are entitled to notice of, and to vote at, the Meeting. On December 16, 1996, 4,782,508 shares of the Company's Common Stock were issued and outstanding. A majority of the shares issued and outstanding as of December 16, 1996 must be present in person or represented by proxy at the Meeting for the transaction of business. Nominees for election of directors are elected by plurality vote of all votes cast at the Meeting. Approval of the amendments to the 1992 Stock Option Plan and the 1985 Employee Stock Purchase Plan to increase the number of shares of Common Stock reserved for issuance and ratification of Arthur Andersen LLP as the independent public accountants require the affirmative vote of a majority of the shares present at the Meeting in person or by proxy and entitled to vote. Abstentions have the effect of a negative vote, but broker non-votes do not affect the calculation.

         For the election of directors, shareholders may exercise cumulative voting rights which enable them to cast as many votes as there are directors to be elected, multiplied by the number of shares held by each shareholder. All such votes may be cast for one candidate or may be distributed as desired among two or more candidates. However, no shareholder shall be entitled to cumulate votes unless the candidate's name has been placed in nomination before the voting and the shareholder has given notice at the Meeting before the voting of the shareholder's intention to cumulate votes. If one shareholder gives such notice, all shareholders may cumulate their votes and the proxy holders may vote all proxies on a cumulative voting basis. On all other matters, each share has one vote.

         Any person may revoke a proxy at any time before its use by delivering to the Company a written revocation or a duly executed proxy bearing a later date or by attending the Meeting and voting in person.

         The cost of this solicitation will be borne by the Company. These costs represent amounts normally expended for a solicitation for an election of directors. The Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Proxies may also be solicited by certain of the Company's directors, officers and regular employees, without additional compensation, personally, by telephone or otherwise.

Deadline for Receipt of Shareholder
Proposals for 1997 Annual Meeting

         Proposals of shareholders that are intended to be presented by such shareholders at the Company's 1997 meeting of shareholders must be received by the Company no later than September 4, 1997.



                              ELECTION OF DIRECTORS

Nominees

         A board of four directors is to be elected at the Meeting. There will be two vacancies on the Board. The Company is currently undertaking a search for an additional outside director, as Wirt D. Walker, III recently decided not to stand for re-election to the Board. Unless marked to the contrary, all properly signed and returned proxies will be voted for the election of management's four nominees named below, all of whom are directors of the Company. If any nominee is unable or declines to serve as a director at the time of the Meeting, the proxies will be voted for any nominee designated by the present Board of Directors to fill the vacancy. The Company is not aware of any nominee who will be unable or will decline to serve as a director. The proxy holders reserve the right to cumulate votes for the election of directors in such a manner as will assure the election of as many of the nominees listed below as possible, and, in such event, the specific nominees to be voted for will be determined by the proxy holders. The term of office of each person elected as a director will continue until the next meeting of shareholders or until a successor has been elected and qualified.

         The names of the nominees and certain information about them are set forth below.



                                                                          Shares of Common Stock
                                                                         Beneficially Owned as of
                                                                           December 16, 1996(1)
                                                        Director     --------------------------------
Name, Principal Occupation and Directorships     Age     Since         Number             Percent
--------------------------------------------   ------- ------------ ----------------     -----------

Henry C.Baumgartner....................           64      1967          219,988(2)           4.5%
 Chairman   of  the   Board  of  the
  Company  since  July  1996;   Chief
  Executive  Officer  of the  Company
  since April 1990;  President of the
  Company  from  April  1990  to July
  1996;  Chief Executive  Officer and
  Chairman   of  the   Board  of  the
  Company from November 1986 to April
  1990.

Richard D. Capra.......................           64      1995           1,250(3)                *
 President   and   Chief   Operating
  Officer of the  Company  since July
  1996;  Management  Consultant  from
  January    1991   to   July   1996;
  President   and   Chief   Executive
  Officer   of    Philips    Lighting
  Company,  U.S.  from  1983 to 1991;
  Director   of   Advanced   Lighting
  Technologies.

                                        3



                                                                          Shares of Common Stock
                                                                         Beneficially Owned as of
                                                                           December 16, 1996(1)
                                                         Director     -------------------------------
Name, Principal Occupation and Directorships     Age      Since         Number             Percent
--------------------------------------------   ------- ------------ ----------------     -----------

Arthur L. Schawlow....................           75        1984         22,000(4)             *
 Retired  in  1991;   Professor   of
  Physics at Stanford University from
  1961  to  1991;   Director  of  the
  Company from 1969 to 1971 and since
  1984;   Nobel  Prize  in  1981  for
  contributions to the development of
  laser spectroscopy.

Harrison H. Augur.....................           55        1989         42,000(5)            1.0%
 General  Partner of  Capital  Asset
  Management    since    June   1987;
  Executive    Vice   President   and
  Director of Worms & Co.,  Inc. from
  April 1981 to August 1991.

-----------------------------
*   Less than 1%

(1) The persons named in the table have sole voting and investment power with respect to all shares of Common Stock beneficially owned by them, subject to applicable community property laws and the information contained in the footnotes to the table.

(2) Includes 121,250 shares subject to outstanding options that are exercisable on or before February 14, 1997.

(3) These shares are subject to outstanding options that are exercisable on or before February 14, 1997.

(4)      Includes  10,000  shares  subject  to  outstanding   options  that  are
         exercisable on or before February 14, 1997.

(5)      Includes  30,000  shares  subject  to  outstanding   options  that  are
         exercisable on or before February 14, 1997.


Director Compensation

         Members of the Board who are not also officers or employees of the Company ("Outside Directors") are paid an annual fee of $10,000 for services as director. Such fees are paid quarterly and prorated when a director does not serve for a full year. Directors receive no additional compensation for committee participation or attendance at committee meetings.

         During fiscal 1996, each Outside Director was granted automatic options to purchase a total of 5,000 shares of the Company's Common Stock at an exercise price of $11.00 per share. Dr. Schawlow exercised options to purchase 5,000 shares during fiscal 1996 for a net value realized of $39,375. As of September 28, 1996, options to purchase 60,000 shares were outstanding to the following Outside Directors, at the weighted average exercise price per share indicated:
Mr. Augur -- 40,000 shares at $6.91 per share; and Dr. Schawlow -- 20,000 shares at $10.06 per share.

Board Meetings and Committees

         The Board of Directors held a total of eight meetings during the fiscal year ended September 28, 1996. The Board has two committees: the Audit Committee and the Compensation and Stock Option Committee.

         The Audit Committee is comprised of Directors Augur, Walker and Schawlow. After the Meeting, the Audit Committee will be comprised of Directors Augur and Schawlow. The Audit Committee recommends engagement of the Company's independent public accountants and is primarily responsible for approving the services performed by the Company's independent public accountants and for reviewing and evaluating the Company's accounting practices and its systems of internal accounting controls. The Audit Committee held one meeting during fiscal 1996. Each quarter the Chairman of the Audit Committee meets with the Company's independent public accountants.

         The Compensation and Stock Option Committee is comprised of Directors Augur, Walker and Schawlow. After the Meeting, the Compensation and Stock Option Committee will be comprised of Directors Augur and Schawlow. The Compensation and Stock Option Committee recommends the amount and nature of compensation to be paid to the Company's Chief Executive Officer and reviews and approves the compensation plan for other corporate officers. It also reviews the performance of the Company's key employees who are eligible for the Company's Stock Option Plan and determines the number of shares, if any, to be granted each employee under such plan and the terms of such grants. The Compensation and Stock Option Committee held three meetings during fiscal 1996.

         No director attended fewer than 75% of all meetings of the Board of Directors held during fiscal 1996 or of all meetings of any committee upon which such director served during fiscal 1996.


                     AMENDMENT OF THE 1992 STOCK OPTION PLAN

         In November 1996, the Board of Directors adopted a resolution, subject to shareholder approval, approving an amendment to the Company's 1992 Stock Option Plan (the "Option Plan") to increase the number of shares of Common Stock issuable thereunder by 175,000 shares to 575,000 shares. Before giving effect to the proposed amendment, 8,749 shares of Common Stock were available for issuance under the Option Plan.

         Approval of the amendment to the Option Plan requires the affirmative vote of a majority of the shares present at the Meeting in person or by proxy and entitled to vote. The Board of Directors recommends that shareholders vote for the amendment to the Option Plan. The essential features of the Option Plan are summarized below.

         The purpose of the Option Plan is to advance the interests of the Company by giving the Company's employees and Outside Directors incentive through ownership of the Company's Common Stock to continue in the service of the Company and thereby to help the Company compete effectively with other enterprises for the services of qualified individuals. Options granted under the Option Plan may be either "incentive stock options" within the meaning of
Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or nonstatutory stock options.

Administration

         The Option Plan is administered by the Compensation and Stock Option Committee of the Board of Directors (the "Committee"). In addition to having general supervisory and interpretive authority over the Option Plan, the Committee determines, upon the recommendation of management and subject to the terms and limits of the Option Plan, the employees, if any, to whom options will be granted, the time at which options are granted, the number of shares subject to each option and the terms and conditions of exercise of options.

Eligibility

         All employees (including officers and directors who are also employees) of the Company and its subsidiaries are eligible to receive incentive stock options under the Option Plan. Nonstatutory stock options may be granted under the Option Plan to employees and directors of the Company. Participants are selected by the Committee upon the recommendation of management. Nonstatutory stock options are also granted under the Option Plan to all Outside Directors pursuant to the automatic grant program. As of September 28, 1996, 618 persons were eligible to receive options under the Option Plan, of which seven were executive officers of the Company, 608 were non-executive officer employees and three were Outside Directors.

         Under the terms of the Option Plan, the aggregate fair market value (determined at the date of the option grant) of the stock with respect to which incentive stock options are exercisable for the first time by any employee during any calendar year may not exceed $100,000 and no participant can receive options to purchase more than a total of 100,000 shares of Common Stock under the Option Plan in any calendar year.

         The Option Plan provides for an automatic grant program for Outside Directors, whereby each year, each Outside Director is automatically granted a new ten-year nonstatutory stock option to purchase 5,000 shares of Common Stock, which is exercisable in cumulative annual increments of 25% beginning on the first anniversary of the date of grant. See "Option Plan Benefits."

Terms of Options

         Each option granted under the Option Plan must be evidenced by an option agreement between the Company and the optionee and has a term of up to 10 years, unless sooner terminated in accordance with the Option Plan or the option agreement. Options granted pursuant to the Option Plan need not be identical, but each option is subject to the following terms and conditions:

         (a) Exercise of Option. Options are exercisable by the optionee in such periodic increments and/or at such milestones as the Committee, in its sole discretion, shall determine on an individual basis with respect to each optionee. Options are generally exercisable in cumulative increments of 25% per year beginning on the first anniversary of the date of grant. In no event shall an officer or director of the Company exercise any option during the six-month period immediately following the grant of such option. An option is exercised by giving written notice of exercise to the Company, specifying the number of full shares of Common Stock to be purchased, and tendering payment of the purchase price and any applicable taxes to the Company. Payment for shares issued upon exercise of an option may consist of cash, check or delivery of a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company the amount of sale or loan proceeds required to pay the exercise price.

         (b) Exercise Price. The exercise price is determined by the Committee, provided that in no instance shall such price be less than the fair market value of the Common Stock on the date the option is granted. The Option Plan defines "fair market value" as the closing sales price of the Common Stock of the Company as reported by the Nasdaq National Market on the last market trading day before the date of grant. The closing sales price of the Company's Common Stock on the Nasdaq National Market on December 16, 1996 was $11 7/8 per share. Incentive stock options granted to shareholders owning more than 10% of the combined voting power of all the stock of the Company are subject to the additional restrictions that the exercise price be no less than 110% of the fair market value on the date of grant and that options expire no later than 5 years from the date of grant.

         (c) Termination of Employment. Incentive stock options granted under the Option Plan terminate 30 days after the optionee ceases to be employed by the Company unless (i) the termination of employment is due to permanent and total disability, in which case the option may be exercised at any time within 12 months after termination to the extent the option was exercisable on the date of termination; (ii) the optionee dies while employed by the Company, in which case the option may be exercised at any time within 12 months after death to the extent the option was exercisable on the date of death; or (iii) the option by its terms specifically provides otherwise. Subject to special rules for incentive stock options, the Committee may, in its discretion, extend the period of exercisability of an option after an optionee's termination of employment, but in no event shall any option be exercisable after the expiration date set forth in the option agreement.

         (d) Expiration of Options. No option is exercisable by any person after the expiration of 10 years from the date the option was granted.

         (e) Nontransferability of Option. Options granted under the Option Plan are transferable only by will or the laws of descent and distribution and are exercisable during the optionee's lifetime only by the optionee or the optionee's guardian or legal representative.

         (f) Other Provisions. The option agreement may contain such other terms, provisions and conditions not inconsistent with the Option Plan as the Committee may deem necessary or appropriate.

Adjustments Upon Changes in Capitalization

         The Option Plan provides for adjustments to be made in the shares subject to option to give effect to changes in the capital structure of the
Company resulting from recapitalizations, stock splits, stock dividends, combinations of shares, mergers or reorganizations. Depending upon the circumstances, the particular adjustments may require a change in the number, kind and class of securities covered by the option and a change in the exercise price or prices thereof to give effect to the purpose and intent of the Option Plan. The Option Plan and all options terminate in the event of the dissolution or liquidation of the Company.

         Corporate Transactions. A Corporate Transaction is defined in the Option Plan generally as a merger or asset sale in which the Company does not survive, or any reorganization that results in the transfer of beneficial ownership of 50% or more of the Company's voting stock outstanding. Immediately before the effective date of a Corporate Transaction, each option outstanding under the Option Plan will automatically become exercisable in full unless the option is either to be assumed by the successor corporation or a parent thereof or replaced by a reasonably comparable option to purchase shares of the successor corporation or parent thereof, in connection with the Corporate Transaction. Upon the consummation of any Corporate Transaction, all outstanding options will terminate, to the extent not previously exercised by the optionees or assumed by the successor corporation or its parent company.

         Change in Control. Change in control is defined in the Option Plan generally as a tender or exchange offer that is not recommended by the Company's Board of Directors for 25% or more of the Company's voting stock by a person or related group of persons other than the Company or an affiliate of the Company, or a contested election for the Board of Directors that results in a change in a majority of the Board. Effective 15 days following the effective date of a Change in Control, each option outstanding under the Option Plan automatically becomes exercisable in full and will remain fully exercisable until the expiration or sooner termination of the option term specified in the option agreement.

         Acceleration of the exercisability of options in the event of a Corporate Transaction or a Change in Control may have the effect of depressing the market price of the Company's Common Stock and denying shareholders a premium that might otherwise be paid for their shares in such a transaction and may have the effect of discouraging a proposal for merger, a takeover attempt or other efforts to gain control of the Company.

Adjustment to Option Rights

         Subject to the general limitations of the Option Plan, the Committee may adjust the exercise price, term or any other provision of an option (other than automatic options granted to Outside Directors) by canceling and regranting the option or by amending or substituting the option. Options that have been so adjusted may have higher or lower exercise prices, have longer or shorter terms, or be subject to different rights and restrictions than prior options. The Committee may also adjust the number of options granted to an optionee by canceling outstanding options or granting additional options. Except for adjustments necessary to ensure compliance with any applicable state or federal law, no such adjustment may impair an optionee's rights under any option agreement without the consent of the optionee.

Amendment and Termination of the Option Plan

         The Board may amend the Option Plan from time to time or may suspend or terminate the Option Plan. In addition, to the extent necessary to comply with applicable laws or regulations, the Company shall obtain shareholder approval of any amendment to the Option Plan in such a manner as required. However, no such action by the Board or shareholders may alter or impair any option previously granted under the Option Plan without the consent of the optionee.

         The Option Plan terminates by its terms when all shares available for issuance under the Option Plan have been issued or in November 2002, whichever is earlier, subject to earlier termination by the Board of Directors. Notwithstanding such termination, options granted under the Option Plan will remain outstanding in accordance with their terms.

Option Plan Benefits

         Automatic options are granted to the Outside Directors at the meeting of the Committee held during the Company's third fiscal quarter. Under the Option Plan, each Outside Director after the Meeting, specifically Messrs. Augur and Schawlow, will receive an automatic grant of options to purchase 5,000 shares of Common Stock each calendar year.

Federal Income Tax Information

         The following summary is intended only as a general guide as to the federal income tax consequences under current law with respect to participation in the Option Plan and does not describe all possible federal and other tax consequences of such participation. Furthermore, the tax consequences of options are complex and subject to change, and a taxpayer's situation may be such that some variation of the described rules applies. The summary does not address other taxes that may affect an optionee such as state and local income taxes, federal and state estate, inheritance and gift taxes and foreign taxes. Optionees should consult with their own tax advisors before the exercise of any option and before the disposition of any shares acquired upon the exercise of an option.

         Incentive Stock Options. If an option is treated as an incentive stock option ("ISO"), the optionee does not recognize taxable income upon its grant or incur tax on its exercise (unless the optionee is subject to the alternative minimum tax described below). If the optionee holds the stock acquired upon exercise of an ISO ("ISO Shares") for more than one year after the date the option was exercised and for more than two years after the date the option was granted, the optionee generally will realize long-term capital gain or loss (rather than ordinary income or loss) upon disposition of the ISO Shares. This gain or loss will be equal to the difference between the amount realized upon such disposition and the amount paid for the ISO Shares. If the optionee disposes of ISO Shares before the expiration of either required holding period (a "disqualifying disposition"), then gain realized upon such disqualifying disposition, up to the difference between the fair market value of the ISO Shares on the date of exercise (or, if less, the amount realized on a sale of such ISO Shares) and the option exercise price, will be treated as ordinary income. Any additional gain will be long-term or short-term capital gain, depending upon the length of time the optionee held the ISO Shares. The Company will be entitled to a deduction in connection with the disposition of ISO Shares only to the extent that the optionee recognizes ordinary income on a disqualifying disposition of the ISO Shares.

         Alternative Minimum Tax. The difference between the exercise price and fair market value of the ISO Shares on the date of exercise of an ISO is an adjustment to income for purposes of the alternative minimum tax ("AMT"). The AMT (imposed to the extent it exceeds the taxpayer's regular tax) is 26% of an individual taxpayer's alternative minimum taxable income (28% in the case of alternative minimum taxable income in excess of $175,000). Alternative minimum taxable income is determined by adjusting regular taxable income for certain items, increasing that income by certain tax preference items and reducing this amount by the applicable exemption amount ($45,000 in the case of a joint return, subject to reduction in certain circumstances). If a disqualifying disposition of the ISO Shares occurs in the same calendar year as exercise of the ISO, there is no AMT adjustment with respect to those ISO Shares. Also, upon a sale of ISO Shares that is not a disqualifying disposition, alternative minimum taxable income is reduced in the year of sale by the excess of the fair market value of the ISO Shares at exercise over the amount paid for the ISO Shares.

         Nonstatutory Stock Options. An optionee does not recognize any taxable income at the time a nonstatutory stock option ("NSO") is granted. However, upon exercise of an NSO, the optionee must include in income as compensation an amount equal to the difference between the fair market value of the shares on the date of exercise and the amount paid for that stock upon exercise of the NSO. The included amount must be treated as ordinary income by the optionee and will be subject to income tax withholding by the Company. Upon resale of the shares by the optionee, any subsequent appreciation or depreciation in the value of the shares will be treated as capital gain or loss. The Company will be entitled to a deduction in connection with the exercise of an NSO by a domestic optionee to the extent that the optionee recognizes ordinary income and the Company withholds tax.


               AMENDMENT OF THE 1985 EMPLOYEE STOCK PURCHASE PLAN

         In November 1996, the Board of Directors adopted a resolution, subject to shareholder approval, approving an amendment to the Company's 1985 Employee Stock Purchase Plan (the "Purchase Plan") to increase the number of shares of Common Stock issuable thereunder by 50,000 shares to 350,000 shares. Before giving effect to the proposed amendment, 61,588 shares of Common Stock remain available for issuance under the Purchase Plan.

         The Board of Directors recommends that shareholders vote for the amendment of the Purchase Plan. The Board of Directors believes that the Purchase Plan advances the interests of the Company by assisting the Company in attracting and retaining competent and motivated employees and by facilitating employee investment in the Company's Common Stock. The essential features of the Purchase Plan, as amended, are outlined below.

Description of the Purchase Plan

         General. The Purchase Plan, which is intended to qualify under Section 423 of the Code, provides for the grant to employees of rights to purchase shares of the Company's Common Stock.

         Administration. The Purchase Plan is administered by the Committee, which has final authority for interpretation of any provisions of the Purchase Plan or of any right to purchase stock granted under the Purchase Plan. All costs and expenses associated with the administration of the Purchase Plan are borne by the Company. In addition, the Purchase Plan provides certain indemnification provisions.

         Eligibility. Employees of the Company (including officers) become eligible for participation in the Purchase Plan after completing three months of continuous employment that customarily entails more than twenty hours a week and more than five months per calendar year. However, no employee is eligible to participate in the Purchase Plan if, immediately after the election to participate, such employee would own stock of the Company (including stock such employee may purchase under outstanding options) representing 5% or more of the total combined voting power or value of all classes of stock of the Company. In addition, no employee is permitted to participate if under the Purchase Plan and all similar purchase plans of the Company or its subsidiaries, such rights would accrue at a rate that exceeds $25,000 of the fair market value of such stock (determined at the time the right is granted) for each calendar year.

         Participation. The Purchase Plan is implemented by one offering during each calendar quarter, beginning on the first trading day of the quarter and ending on the last trading day of the quarter ("Participation Period"). Eligible employees become participants in the Purchase Plan by executing a participation agreement and filing it with the Company no later than the deadline stated in the participation agreement, and if none is stated, then no later than the first day of the Participation Period. By enrolling in the Purchase Plan, a participant is deemed to have elected to purchase the maximum number of whole shares of Common Stock that can be purchased with the compensation withheld during the Participation Period.

         Payroll Deductions. The payroll deductions made for each participant may be any whole percentage of a participant's base earnings, up to a maximum of 10%. Base earnings is defined in the Purchase Plan as all compensation, excluding overtime, shift differential and all incentive compensation, sales commissions and other bonuses. Payroll deductions commence with the first paycheck issued during the Participation Period and are deducted from subsequent paychecks throughout the Participation Period unless changed or terminated as provided in the Purchase Plan. The participant may increase or decrease the rate of payroll withholding for the next Participation Period by filing a new participation agreement on or before the date specified in the participation agreement and if none is stated, then no later than the first day of the Participation Period for which the change is to be effective. The Company maintains a plan account in the name of each participant and credits the amount deducted from compensation to such account.

         Purchase of Stock; Price. As of the last day of each Participation Period, each participant's accumulated payroll deductions are applied to the purchase of whole shares of Common Stock at a price which is the lower of (i) 85% of the fair market value per share of the Common Stock on the first trading day of the Participation Period or (ii) 85% of the fair market value per share of the Common Stock on the last trading day during the Participation Period. The fair market value of the Common Stock on a given date is defined as the closing bid price as reported by the Nasdaq National Market. The closing sales price of the Company's Common Stock on the Nasdaq National Market on December 16, 1996 was $11 7/8 per share. In the event that the aggregate number of shares which all participants elect to purchase during a Participation Period exceeds the number of shares remaining for issuance under the Purchase plan, the available shares will be divided ratably and any excess cash will be refunded to the participants. Participants are notified by statements of account as soon as practicable following the end of each Participation Period as to the amount of payroll deductions, the number of shares purchased, the purchase price and the remaining cash balance of their plan account. Certificates representing whole shares are delivered to participants.

         Withdrawal From the Purchase Plan. Participants may withdraw from participation in the Purchase Plan at any time up to the last day of a Participation Period by filing the prescribed form with the Company. As soon as practicable after withdrawal, payroll deductions cease and all amounts credited to the participant's plan account are refunded in cash, without interest. A participant who has withdrawn from the Purchase Plan will be a participant in future Participation Periods only if such participant re-enrolls pursuant to the Purchase Plan.

         Termination of Employment. Termination of a participant's status as a full-time or permanent part-time employee for any reason, including death, is treated as an automatic withdrawal from the Purchase Plan. In such event, the Company will distribute all funds held for the employee to the employee or, in the case of death, to the person or persons entitled thereto as provided in the Purchase Plan.

         Nontransferability. The rights of interests of any participant in the Purchase Plan or in any shares or cash to which such participant may be entitled, shall not be transferable by voluntary or involuntary assignment or by operation of law, or by any other manner than as permitted by the Code, by will or the laws of descent and distribution.

         Amendment and Termination of the Purchase Plan. The Board of Directors has the right to amend, modify or terminate the Purchase Plan at any time, except that the approval of the holders of a majority of the voting power of the Company's outstanding Common Stock is required for any amendment that (i) changes the number of shares reserved for issuance under the Purchase Plan; (ii) changes the percentage of fair market value used in the determination of the purchase price under the Purchase Plan; (iii) materially increases the benefits accruing to persons eligible to participate in the Purchase Plan; or (iv) materially changes the standards of eligibility for participation in the Purchase Plan. Unless sooner terminated, the Purchase Plan will terminate on the last day of the fiscal year ending in 2010.

         Adjustments Upon Changes in Capitalization. In the event of any reorganization, recapitalization, stock split, reverse stock split, stock dividend, combination of shares, merger, consolidation or other similar change in the capital structure of the Company, the Board of Directors may make such adjustment, if any, as it deems appropriate in the number, kind and purchase price of the shares available for purchase under the Purchase Plan and the maximum number of shares a participant may elect to purchase under the Purchase Plan in any Participation Period, subject to the limitations of Section 423 of the Code.

Federal Income Tax Information

         The following summary is intended only as a general guide as to the federal income tax consequences under current law with respect to participation in the Purchase Plan and does not describe all possible federal and other tax consequences of such participation. Furthermore, the tax consequences are complex and subject to change, and a taxpayer's situation may be such that some variation of the described rules applies. The summary does not address other taxes that may affect a participant in the Purchase Plan such as state and local income taxes, federal and state estate, inheritance and gift taxes and foreign taxes. Participants should consult with their own tax advisors regarding the tax consequences of participation in the Purchase Plan.

         The Purchase Plan is intended to qualify as an "employee stock purchase plan" within the meaning of Section 423 of the Code. Participants will not recognize income for federal income tax purposes either upon enrollment in the Purchase Plan or upon the purchase of shares. All tax consequences are deferred until a participant sells the shares, disposes of the shares by gift or dies.

         If shares are held for more than one year after the date of purchase and more than two years from the beginning of the applicable Participation Period, or if the participant dies while owning the shares, the participant realizes ordinary income on a sale (or a disposition by way of gift or upon death) to the extent of the lesser of (i) 15% of the fair market value of the shares at the beginning of the Participation Period or (ii) the actual gain (the amount by which the market value of the shares on the date of sale, gift or death exceeds the purchase price). All additional gain upon the sale of shares is treated as long-term capital gain. If the shares are sold and the sale price is less than the purchase price, there is no ordinary income and the participant has a long-term capital loss for the difference between the sale price and the purchase price.

         If the shares are sold or are otherwise disposed of including by way of gift (but not death, bequest or inheritance) (in any case a "disqualifying disposition") within either the one-year or the two-year holding periods described above, the participant realizes ordinary income at the time of sale or other disposition, taxable to the extent that the fair market value of the shares at the date of purchase is greater than the purchase price. This excess will constitute ordinary income (not currently subject to withholding) in the year of the sale or other disposition even if no gain is realized on the sale or if a gratuitous transfer is made. The difference, if any, between the proceeds of sale and the fair market value of the shares at the date of purchase is a capital gain or loss. Capital gains may be offset by capital losses, and up to $3,000 of capital losses may be used annually against ordinary income.

         The Company will be entitled to a deduction in connection with the disposition of shares acquired under the Purchase Plan only to the extent that the participant recognizes ordinary income on a disqualifying disposition of the shares. The Company will treat any transfer of record ownership of shares as a disposition, unless it is notified to the contrary.

                     RATIFICATION OF APPOINTMENT OF AUDITORS

         The Board of Directors has selected Arthur Andersen LLP, independent public accountants, to serve as the auditors for the Company for fiscal 1997. At the Meeting, the shareholders will be asked to ratify such appointment. Representatives of Arthur Andersen LLP are expected to attend the Meeting and will be given the opportunity to make a statement and to answer appropriate questions.


                               EXECUTIVE OFFICERS

         Ronald E. Fredianelli, age 47, has served as Chief Financial Officer of the Company since April 1990 and as Secretary since 1987. Except for the period from November 1985 to August 1986 and until he was elected Chief Financial Officer in 1990, Mr. Fredianelli was the Controller of the Company since August 1979. From November 1985 to August 1986, he was Controller of Synergy Computer Graphics.

         Felix J. Schuda, age 48, has served as Chief Technical Officer of the Company since September 1996 and as Vice President of the Company since 1981. He has been employed by the Company in various engineering and engineering management positions since June 1976.

         Bert E. Smith, age 48, has served as Vice President of Operations of the Company since September 1996. In February 1996, he was named President of Converter Power, Inc., a wholly owned subsidiary of the Company. From 1984 until February 1996, he was an independent consultant and from November 1994 until his appointment as President of Converter Power, Inc., he served as a consultant to the Company.

         John A. Lucero, age 47, has served as Vice President of Marketing and Sales of the Company since September 1996. He joined the Company in August 1994 as Director of Sales. From June 1991 to August 1994, he was employed by Crystal Technology, Inc., an electro-optics company, in management positions in marketing and operations.

         Dennis M. Toohey, age 49, has served as Vice President of Logistics and Quality of the Company since October 1996. From May 1995 to September 1996, he was General Manager of Coils, Inc., an electronic parts manufacturer. From May 1993 to May 1995, he was employed by LeMans Corporation, an auto parts distributor, as Vice President of Operations. From February 1992 to April 1993, he was Vice President, Logistics at Harley-Davidson and from April 1990 to February 1992 he was Vice President, Logistics at General Tire/Continental A.G.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

         The following table sets forth information with respect to each executive officer of the Company, each shareholder known by the Company to be the beneficial owner of more than 5% of the Company's Common Stock and all officers and directors of the Company as a group. For information regarding the beneficial ownership of the Company's Common Stock by each nominee for director, see "Election of Directors--Nominees."

                                           Shares of Common Stock Beneficially
                                              Owned as of December 16, 1996
                                         ---------------------------------------

Name                                               Number           Percent
----                                               ------           -------

Marvin Schwartz                                   302,000(1)         6.31%
Neuberger & Berman
605 Third Avenue
New York, New York 10158-3698

Felix J. Schuda .....................              92,984(2)          1.9%
   Vice President--Chief Technical Officer

Ronald E. Fredianelli................              71,543(3)          1.5%
   Chief Financial Officer and Secretary

John A. Lucero  .....................               6,950(4)           *
   Vice President, Sales and Marketing

Bert E. Smith........................                  --              --
   Vice President, Operations

Dennis M. Toohey.....................                  --              --
   Vice President, Logistics and Quality

All Officers and Directors
   as a Group (9 persons) ...........             456,715(5)          9.2%

-----------------------------
*   Less than 1%

(1) The share ownership is as reported on Schedule 13D filed with the Securities & Exchange Commission in July 1996.

(2)      Includes  41,250  shares  subject  to  outstanding   options  that  are
         exercisable on or before February 14, 1997.

(3)      Includes  55,000  shares  subject  to  outstanding   options  that  are
         exercisable on or before February 14, 1997.

(4)      Includes  6,250  shares   subject  to  outstanding   options  that  are
         exercisable on or before February 14, 1997.

(5) Includes 265,000 shares subject to outstanding options that are exercisable on or before February 14, 1997.

                             EXECUTIVE COMPENSATION

Summary Compensation Table

         The  following   table  shows  certain   information   concerning   the
compensation of each of the Company's  executive  officers for services rendered in all capacities to the Company for the fiscal years ended 1996, 1995 and 1994.


                                                      Annual Compensation
                                     ---------------------------------------------------         All Other
Name and Principal Position           Fiscal Year       Salary(1)           Bonus(2)           Compensation(3)
---------------------------------    ---------------- ----------------- ----------------    ----------------------
Henry C. Baumgartner...........           1996          $175,000           $   --                 $2,558
   Chief Executive Officer                1995           175,000             26,392                3,021
                                          1994           144,462             26,417                2,889

Richard D. Capra(4)............           1996            25,385               --                   --
   President and Chief                    1995            10,000               --                   --
   Operating Officer

Bert E. Smith(5)...............           1996           136,314               --                   --
   Vice President, Operations             1995            82,180               --                   --

Ronald E. Fredianelli(6).......           1996           120,000               --                  2,215
    Chief Financial Officer               1995           113,423             19,074                2,262
    and Secretary                         1994           101,192             20,913                2,024

Felix J. Schuda................           1996           115,000               --                  2,100
   Vice President--                       1995           105,000             15,893                2,100
   Chief Technical Officer                1994            97,292             20,253                1,946

John A. Lucero(7)..............           1996            96,442               --                  1,919
   Vice President, Sales and              1995            91,642             12,459                1,823
   Marketing                              1994            10,585               --                   --

--------------------

(1) No compensation is paid to officers of the Company for services rendered as directors. Dennis M. Toohey, who joined the Company in October 1996 as Vice President, Logistics and Quality, is compensated at an annual salary rate of $120,000.

(2) Includes cash bonuses paid during the year and cash bonuses accrued for services rendered during the year.

(3) Company matching contributions under the Company's Thrift Incentive Savings Plan.

(4)      Mr.  Capra,   who  joined  the  Company  in  July  1996,  is  currently
         compensated at an annual salary rate of $200,000. Amounts for 1995 represent compensation for services as a director.

(5) Mr. Smith, who joined the Company in February 1996, is compensated at an annual salary rate of $140,000. Amounts for prior periods represent consulting fees.

(6) Mr. Fredianelli is currently compensated at an annual salary rate of $130,000.

(7) Mr. Lucero joined the Company in August 1994. He is currently compensated at an annual salary rate of $120,000.


Option Grants in Fiscal 1996

         The following table sets forth information regarding option grants to the executive officers in fiscal 1996. In accordance with the rules of the Securities and Exchange Commission, the table sets forth the hypothetical gains or "option spreads" that would exist for the options at the end of their ten-year term. These gains are based on assumed rates of annual compound stock price appreciation of 5% and 10% from the date the options were granted to the end of the option terms.

                          Option Grants in Fiscal 1996

                                             Individual Grants
                           -----------------------------------------------------
                                         Percent of
                                           Total                                  Potential Realizable Value
                            Number of     Options                                 at Assumed Annual Rates of
                           Securities    Granted to                               Stock Price Appreciation
                           Underlying    Employees       Exercise                     for Option Term(2)
                            Options      in Fiscal      Price Per     Expiration  ----------------------------
           Name            Granted(1)      1996           Share          Date         5%              10%
-----------------------    -----------   ----------     ----------    ----------  ----------------------------
 Henry C. Baumgartner..       25,000         13%           $9.00       11/6/05     $141,501        $358,592
 Richard D. Capra......       55,000         30%           11.25       7/16/06      389,129         986,128
 Bert E. Smith.........       25,000         13%           10.625      3/28/06      167,050         423,338
 Ronald E. Fredianelli.       20,000         11%            9.00       11/6/05      113,201         286,874
 Felix J. Schuda.......        5,000          3%            9.00       11/6/05       28,300          71,718
 John A. Lucero........        5,000          3%            9.00       11/6/05       28,300          71,718

-----------

(1) The options shown in the table were granted at fair market value and become exercisable in cumulative increments of 25% of the shares per year, commencing on the first anniversary of the date of grant. The options shown in the table will expire ten years from the date of grant, subject to earlier termination upon termination of employment.

(2) The assumed annual compound rates of stock price appreciation are mandated by the rules of the Securities and Exchange Commission and do not represent the Company's estimate or projection of future stock prices.


Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option
Values

         The following table shows the number of shares of Common Stock acquired by the executive officers upon the exercise of stock options during fiscal 1996, the net value realized at exercise, the number of shares of Common Stock represented by outstanding stock options held by each executive officer as of September 28, 1996 and the value of such options based on the closing price of the Company's Common Stock on September 28, 1996, which was $11.13.


                                                                                                             Value of
                                                                                   Number of               Unexercised
                                                                                  Unexercised              In-the-Money
                                                                                    Options                 Options at
                                                                              at FY - End (#)(1)          FY - End ($)(2)
                                                                              ---------------------     -------------------
                                Shares Acquired         Value Realized           Exercisable/              Exercisable/
          Name                  On Exercise (#)            ($)(3)                Unexercisable            Unexercisable
---------------------------    --------------------    -------------------    ---------------------     -------------------
Henry C. Baumgartner.....             --                    --                115,000/25,000           $854,625/$53,125
Richard D. Capra.........             --                    --                 1,250/58,750                2,031/469
Bert E. Smith   .........             --                    --                   0/25,000                  0/12,500
Ronald E. Fredianelli....             --                    --                50,000/20,000             345,000/42,500
Felix J. Schuda .........           1,000                $9,750                40,000/5,000             252,000/10,625
John A. Lucero  .........             --                    --                 5,000/10,000              18,750/29,375


                                       14

---------------------------
(1) Represents the total number of shares subject to stock options held by each executive officer. These options were granted on various dates during fiscal years 1987 through 1996 and are exercisable on various dates beginning in 1988 and expiring in 2006.

(2) Represents the difference between the exercise price and $11.13, which is the September 28, 1996 closing price. Stock option exercise prices range from $2.13 to $11.25.

(3) Aggregate market value of the shares covered by the option at the date of exercise, less the aggregate exercise price.


                      COMPENSATION COMMITTEE INTERLOCKS AND
                 INSIDER PARTICIPATION IN COMPENSATION DECISIONS

         The Compensation and Stock Option Committee of the Board of Directors (the "Committee") is composed of Harrison H. Augur, Chairman, Arthur L. Schawlow and Wirt D. Walker. All are independent outside directors. Richard D. Capra served on the Committee until July 1996, when he was elected President and Chief Operating Officer of the Company.


                  BOARD COMPENSATION AND STOCK OPTION COMMITTEE
                        REPORT ON EXECUTIVE COMPENSATION


         The  Committee is charged with the  responsibility  for  reviewing  the performance and approving the compensation of key executives and for establishing general compensation policies and standards for reviewing management performance. The Committee also reviews both corporate and key executive performance in light of established criteria and goals and approves individual key executive compensation.

Compensation Philosophy

         The executive compensation philosophy of the Company is to provide competitive levels of compensation that advance the Company's annual and long-term performance objectives, reward corporate performance, and assist the Company in attracting, retaining and motivating highly qualified executives. The framework for the Committee's executive compensation programs is to establish base salaries which are competitive and to incentivize excellent performance by providing executives with the opportunity to earn additional remuneration linked to the Company's profitability. The incentive plan goals are designed to improve the effectiveness and enhance the efficiency of Company operations, to provide savings for customers and to create value for shareholders. It is also the Company's policy to encourage share ownership by executive officers and Outside Directors through the grant of stock options.

Components of Compensation

         The compensation package of the Company's executive officers consists of base annual salary, bonus opportunities and stock option grants.

         At executive levels, base salaries are reviewed but not necessarily increased annually. Base salaries are fixed at competitive amounts paid to individuals with comparable qualifications, experience and responsibilities engaged in similar businesses as the Company. The Company develops its executive compensation data from a nationally recognized survey for high technology companies of similar size, industry and location. Dr. Schuda's base salary of $105,000 was increased to $115,000 in October 1995. No other executive officer of the Company received a salary increase in fiscal 1996. However, the Company typically adjusts base salary levels in connection with promotions. Mr. Lucero's base salary of $95,000 was increased to $120,000 in August 1996, in connection with his appointment as an executive officer of the Company.

         Incentive compensation is closely tied to the Company's success in achieving financial performance goals. Each year the Committee approves a management bonus program based upon performance objectives for executive officers and other key employees. Under the program, a participant may receive in any year a portion of a management bonus pool, which pool is based on a percentage of yearly pre-tax profits with no ceiling. The participant's share is based on his or her base wage as a percent of the total salaries of all participants during the management bonus period. The participant's distribution is then calculated in accordance with a bonus point scaling system tied to financial performance goals. In addition, all employees share in another bonus program based solely on a percentage of pre-tax profits, again with no ceiling, and distributed based on a percentage of base salary.

         The Company uses stock options both to reward past performance and to motivate future performance, especially long-term performance. Stock options typically have been granted to executive officers when the executive first joins the Company, in connection with a significant change in responsibilities, to provide greater incentives to continue their employment with the Company and, occasionally, to achieve equity within a peer group. The Committee may, however, grant additional stock options to executives for other reasons. The number of shares subject to each stock option granted is within the discretion of the Committee and is based on anticipated future contribution and ability to impact corporate results, past performance or consistency within the executive's peer group. The Committee considered these factors, as well as the number of options held by such executive officers that would remain unvested at the end of fiscal 1995, in determining the number of options to grant to executive officers for fiscal 1996. The Committee believes that through the use of stock options, executive interests are directly tied to enhancing shareholder value. Stock options are granted at fair market value as of the date of grant, and have a term of ten years. The options vest 25% per year, beginning on the first anniversary date of the grant. The stock options provide value to the recipients only when the market price of the Company's Common Stock increases above the option grant price and only as the shares vest and become exercisable.

         In November 1996, the Board of Directors authorized severance agreements for certain key managers in the event of a change of control of the Company and subsequent actual or constructive termination of the covered manager without cause. The severance pay will be a multiple of current base salary (.5 to 3 times, depending on seniority). The change of control severance agreements are intended to maintain management objectivity and continuation during any negotiation process.

Mr. Baumgartner's 1996 Compensation

         The Committee makes decisions regarding the compensation of the Chief Executive Officer using the same philosophy set forth above. The Committee's approach in setting Mr. Baumgartner's base compensation, as with that of the Company's other executives, is to be competitive with other companies within the industry, taking into consideration company size, operating conditions and compensation philosophy and performance. Mr. Baumgartner's base salary in fiscal 1996 was the same as his base salary in fiscal 1995. Mr. Baumgartner's fiscal 1996 incentive compensation was earned under the same bonus plans and performance criteria that were described previously in this report. He received 25,000 stock option grants at $9.00 per share during fiscal 1996.

Compliance with Section 162(m) of the Internal Revenue Code

         The Company intends to comply with the requirements of Section 162(m) of the Internal Revenue Code of 1986 for fiscal 1997. The Option Plan is in compliance with Section 162(m) by limiting the number of shares subject to options to be granted to any participant. The Company does not expect cash compensation for fiscal 1996 to be affected by the requirements of Section 162(m).


                           COMPENSATION AND STOCK OPTION
                           COMMITTEE

                           Harrison H. Augur, Chairman
                           Arthur L. Schawlow
                           Wirt D. Walker, III

                                PERFORMANCE GRAPH

         The Securities and Exchange Commission requires that the Company include in this Proxy Statement a line-graph presentation comparing cumulative, five-year shareholder returns on an indexed basis with (i) a broad equity market index and (ii) either an industry index or peer group. The following graph compares the percentage change in the cumulative total shareholder return on the Company's Common Stock against the cumulative total return of the Standard & Poors 500 Index and the NASDAQ SIC Group 364 (Electric Lighting and Wiring Equipment) for a period of five years. "Total return," for the purpose of this graph, assumes reinvestment of all dividends, if any. The stock price performance shown on the graph is not necessarily indicative of future price performance.



[The following descriptive data is supplied in accordance with Rule 304(d) of Regulation S-T]

                COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN*
                AMONG ILC TECHNOLOGY, INC., THE S & P 500 INDEX
                            AND NASDAQ SIC GROUP 364

                            9/91     9/92    9/93    9/94    9/95    9/96
                            ---------------------------------------------

ILC Technology, Inc.         100       84      84       64      80      79
NASDAQ SIC Group 364         100      118     145      170     212     216
S & P 500                    100      111     125      130     169     203


* $100 INVESTED ON 9/30/91 IN STOCK OR INDEX.
  INCLUDING REINVESTMENT OF DIVIDENDS.
  FISCAL YEAR ENDING SEPTEMBER 30.

                              CERTAIN TRANSACTIONS

         In November 1996, the Company entered into Compensation Agreements with ten of its key employees, including six executive officers, that would provide severance benefits effective upon a change in control of the Company. Each agreement provides that if, during the two-year period following a change in control of the Company (as defined in the agreements), the Company terminates the employee's employment without cause (other than for death, retirement or disability) or the employee terminates the employee's employment for good reason (as defined in the agreements), the employee will receive from the Company a lump sum payment as a severance benefit. The amount of such payment will be equal to three times the employee's annual full base salary (excluding bonus) for Messrs. Baumgartner, Capra and Fredianelli, and two times the employee's annual full base salary (excluding bonus) for Messrs. Schuda, Smith and Lucero. All Compensation Agreements expire in November 1999 if a change in control of the Company has not occurred or upon the employee's earlier termination for cause or by reason of the employee's death, disability or retirement.


                         COMPLIANCE UNDER SECTION 16(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

         Based solely on its review of the copies of forms furnished to the Company and written representations from its executive officers and directors, the Company believes that all Section 16(a) filing requirements were met during fiscal 1996, except that a Form 3 giving an initial statement of beneficial ownership of equity securities was filed late by Bert E. Smith, Vice President, Operations and John A. Lucero, Vice President, Sales and Marketing.

                                  OTHER MATTERS

         The Company knows of no other matters to be submitted to the Meeting. However, if any other matters properly come before the Meeting or any adjournment or postponement thereof, it is the intention of the proxy holders to vote the shares they represent as the Board of Directors may recommend.

                                    By Order of the Board of Directors


                                    Ronald E. Fredianelli,
                                    Secretary



Dated:  January 2, 1997
Sunnyvale, California

                                                                      APPENDIX A

                              ILC TECHNOLOGY, INC.

                             1992 STOCK OPTION PLAN


                          As Amended November 21, 1996



                                    ARTICLE 1

                                   DEFINITIONS


         As used herein, the following definitions shall apply:

         1.1 "Administrator" means the Board or its Committee appointed pursuant to Article 10 of the Plan.

         1.2 "Affiliate" means a parent or subsidiary corporation of the Company, whether now or hereafter existing, as defined in Sections 424(e) and
(f) of the Code, respectively.

         1.3 "Board" means the Board of Directors of the Company.

         1.4 A "Change in Control" shall be deemed to occur (a) should a person or related group of persons, other than the Company or a person that directly or indirectly controls, is controlled by or is under common control with the Company, becomes the beneficial owner (within the meaning of Rule 13d-3 of the General Rules and Regulations under the Exchange Act) of 25% or more of the Company's outstanding voting stock pursuant to a tender or exchange offer that the Board does not recommend that the shareholders of the Company accept; or (b) on the first date within any period of 24 consecutive months or less on which there is effected a change in the composition of the Board by reason of a contested election such that a majority of the Board members (rounded up to the next whole number) cease to be comprised of individuals who either (i) have been members of the Board continuously since the beginning of such period or (ii) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (i) who were still in office at the time such election or nomination was approved by the Board.

         1.5 "Code" means the Internal Revenue Code of 1986, as amended.

         1.6  "Committee"  means the  Committee  appointed  by the  Board  under
Article 10 of the Plan.

         1.7 "Common Stock" means the Common Stock, no par value, of the Company.

         1.8 "Company" means ILC Technology, Inc., a California corporation.

         1.9 "Corporate Transaction" means (a) a merger or acquisition in which the Company is not the surviving entity (except for a transaction the principal purpose of which is to change the State in which the Company is incorporated),
(b) the sale, transfer or other disposition of all or substantially all of the assets of the Company or (c) any other corporate reorganization or business combination in which the beneficial ownership of 50% or more of the Company's outstanding voting stock is transferred.

         1.10 "Employee" means any person, including officers and directors, employed by the Company or any Affiliate. The term "Employee" shall also include directors of the Company; however, payment of a director's fee by the Company shall not be sufficient to constitute "employment" by the Company.

         1.11 "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         1.12 "Fair Market Value" means, as of any date, the value of the Common Stock determined as follows:

                  (a) If the Common Stock is listed on a stock exchange or national market system including without limitation the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation ("Nasdaq") System, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported), as quoted on such system or exchange for the last market trading day prior to the time of determination as reported in the Wall Street Journal or such other source as the Administrator deems reliable;

                  (b) If the Common Stock is quoted on the Nasdaq System (but not on its National Market System) or regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high and low asked prices for the Common Stock or;

                  (c) In the absence of an established market for the Common Stock, its Fair Market Value shall be determined in good faith by the Administrator.

         1.13 "Incentive Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

         1.14 "Nonstatutory Option" means an Option not intended to qualify as an Incentive Option.

         1.15 "Option" means a stock option granted pursuant to the Plan.

         1.16 "Option Agreement" means a written agreement, signed by the Optionee and a duly authorized representative of the Company, evidencing the grant of an Option.

         1.17 "Optionee" means an Employee or Outside Director who receives an Option.

         1.18 "Outside Director" means each member of the Board who is not an Employee or an officer of the Company or any Affiliate.

         1.19 "Plan" means this 1992 Stock Option Plan.

         1.20 "Rule 16b-3" means Rule 16b-3 promulgated under Section 16 of the Securities Exchange Act of 1934, as amended.

         1.21 "Share" means a share of the Common Stock, as adjusted in accordance with Article 9 of the Plan.

         1.22 "Termination of Employment" means the interruption or termination of the employment relationship by the Company or any Affiliate for any reason including resignation, discharge, death or retirement, but excluding terminations where there is a simultaneous reemployment by the Company or an Affiliate. The Committee, in its absolute discretion, shall determine the effect of all matters and questions relating to Termination of Employment. Employment shall not be considered interrupted in the case of: (a) sick leave; (b) military leave; (c) any other leave of absence approved by the Board, provided that such leave is for a period of not more than 90 days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute; or (d) transfers between locations of the Company or between the Company, its Affiliates or its successor. For Outside Directors, Termination of Employment means ceasing to be a member of the Board.


                                    ARTICLE 2

                                     PURPOSE


         The purpose of the Plan is to advance the interests of the Company by giving the Company's Employees and Outside Directors incentive through ownership of the Company's stock to continue in the service of the Company and thereby to help the Company compete effectively the other enterprises for the services of qualified individuals. Options granted under the Plan may be Incentive Options or Nonstatutory Options, as determined by the Administrator at the time of grant of an option and subject to the applicable provisions of Section 422 of the Code, the regulations promulgated thereunder and other relevant provisions of the Code and regulations.


                                    ARTICLE 3

                            STOCK SUBJECT TO THE PLAN

         Subject to the adjustment as provided in Article 9 of the Plan, the Company is authorized to issue Options to purchase up to 575,000 Shares. Any unpurchased Shares that are subject to an Option that terminates for any reason other than exercise shall, unless the Plan has been terminated, become available for future grant under the Plan. The Company shall at all times reserve for issuance pursuant to the Plan a number of its authorized but unissued Shares equal to the number of Shares issuable pursuant to the Plan. Exercise of an Option shall decrease the number of Shares available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.


                                    ARTICLE 4

                                  TERM OF PLAN

         The Plan shall become effective upon its adoption by the Board. Within 12 months after the date of such adoption, the Plan shall be approved by the shareholders of the Company in the degree and manner required under applicable state and federal law. No Option shall become exercisable unless and until such shareholder approval has been obtained. Unless sooner terminated under Article 9 and 10, the Plan shall terminate upon the earlier of (i) the tenth anniversary of its adoption by the Board or (ii) the date on which all shares available for issuance under the Plan have been issued. Any Option outstanding under the Plan at the time of its termination shall remain in effect in accordance with its terms and conditions and those of the Plan.


                                    ARTICLE 5

                                   ELIGIBILITY

         Nonstatutory Options may be granted to Employees and Outside Directors, except that Outside Directors who serve as Administrator under Section 10.1 of the Plan are eligible to receive Option grants only in accordance with Article
8. Incentive Options may be granted only to Employees. An Optionee who is otherwise eligible may be granted an additional Option or Options. The maximum number of Shares underlying options granted to any Employee or Outside Director in any fiscal year of the Company is 100,000 Shares.


                                    ARTICLE 6

                                TERMS OF OPTIONS

         6.1 Written Agreements. Grants of Options shall be evidenced by an Option Agreement, which shall contain the provisions that the Plan requires and may contain additional provisions that do not conflict with the Plan as the Administrator deems appropriate. Option Agreements need not have identical terms, but each Option Agreement shall be subject to the Plan.

         6.2 Term of Option. The term of each Option shall be no more than 10 years from the date of grant. However, in the case of an Incentive Option granted to an Optionee who, at the time the Option is granted, owns, as that term is defined in Section 424(d) of the Code, stock representing more than 10% of the voting power of all classes of stock of the Company or any Affiliate, the term of the Option shall be no more than 5 years from the date of grant.

         6.3 Exercise Price. The per Share exercise price for the Shares to be issued pursuant to exercise of an Option shall be determined by the Administrator, but in no event shall the per Share exercise price of an Option be less than the Fair Market Value per Share on the date of grant. In the case of an Incentive Option granted to an Employee who, at the time of the grant of such Incentive Option, owns, as that term is defined in Section 424(d) of the Code, stock representing more than 10% of the voting power of all classes of stock of the Company or any Affiliate, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

         6.4 Termination of Employment. Unless determined otherwise by the Administrator pursuant to Section 6.5, to the extent not already expired or exercised, every Option shall terminate at the earlier of (i) the expiration date as set forth in the Option Agreement or (ii) 30 days after Termination of Employment for reasons other than death or disability. If Termination of Employment is due to the Optionee's death or disability (as defined in Section 22(e) (3) of the Code), unless determined otherwise by the Administrator pursuant to Section 6.5, the Option, to the extent not already expired or exercised, shall terminate at the earlier of (i) the expiration date as set forth in the Option Agreement or (ii) 12 months after the date of the Optionee's disability or death. In the event of the death of the Optionee, the Option shall be exercisable by the Optionee's estate or any person who acquired the right to exercise the Option by bequest or inheritance. Except as provided in an Option Agreement, an Option shall be exercisable after Termination of Employment only to the extent exercisable on the date of Termination of Employment. For purposes of this Section, the limited period of exercisability of Incentive Options following Termination of Employment shall be measured from the date the Optionee ceases to be an Employee. Upon the expiration of the period of exercisability after Termination of Employment or (if earlier) upon the expiration of the Option term, the Option shall terminate.

         6.5 Extension of Exercise Period. The Administrator shall have full power and authority to extend the expiration date of an Option following the Optionee's Termination of Employment from the periods specified in Section 6.4 to such greater period of time as the Administrator shall deem appropriate; provided, however, that in no event shall any Option be exercisable after the expiration date set forth in the Option Agreement. In the case of an Incentive Option, however, such determination shall be made at the time of grant of the Option and such period of time shall not exceed 12 months after Termination of Employment by reason of death or disability of the Optionee or 3 months after Termination of Employment for other reasons.

         6.6 Non-Transferability of Options. The Option may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

         6.7 Type of Option. Each Option Agreement shall clearly state whether or not the Option is intended to qualify as an Incentive Option. If only a portion of an Option is intended to so qualify, (i) the Option Agreement shall so state, and (ii) the Option Agreement shall not require that the number of Incentive Options exercised reduces the size of the Nonstatutory Option portion, or vice-versa.

         6.8 Limitation on Incentive Options. The aggregate Fair Market Value of the Shares for which one or more Incentive Options granted to an Optionee under the Plan (or any other incentive stock option plan of the Company or any Affiliate) may for the first time become exercisable as Incentive Options under the Code during any one calendar year shall not exceed $100,000 or such other amount as may be permitted under subsequent amendments to Section 422 of the Code. To the extent that any two or more Incentive Options (including any Incentive Options accelerated in connection with any Corporate Transaction or Change in Control under Section 9.3 or 9.4 of the Plan), violate this limitation, such excess Options shall be treated as Nonstatutory Options. For purposes of this Section 6.8, Incentive Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares was granted.

         6.9 Time of Granting Options. The date of grant of an Option shall, for all purposes, be the date on which the Administrator makes the determination granting such Option, or such other date as is determined by the Administrator. Notice of the determination shall be given to each Employee to whom an Option is so granted within a reasonable time after the date of such grant.

         6.10 No Employment Agreement. No Option Agreement, nor anything contained in the Plan, shall confer upon any Optionee any right with respect to continuation of employment with the Company or interfere in any way with the right of the Optionee or the Company to terminate such employment at any time, with or without cause.

         6.11 Notice of Disqualifying Disposition of Incentive Options. Optionees shall give the Company written notice of any disposition of any Share acquired pursuant to exercise of an Incentive Option if such disposition occurs before the second anniversary of the date the Option was granted or the first anniversary of the date of purchase of the Share disposed of, whichever occurs later. A disposition includes any sale, exchange, gift, or other transfer or attempted transfer of legal title. The notice shall include the Optionee's name, the number of Shares disposed of and the dates and prices the Shares were acquired and disposed of.

         6.12 Adjustments to Option Rights. Subject to the general limitations of the Plan, the Administrator may adjust the exercise price, term or any other provision of an Option (other than Options granted pursuant to Article 8 of the Plan) by cancelling and regranting the Option or by amending or substituting the Option. Options that have been so adjusted may have higher or lower exercise prices, have longer or shorter terms or be subject to different rights and restrictions than prior Options. The Administrator may also adjust the number of Options granted to an Optionee by cancelling outstanding Options or granting additional Options. Except for adjustments necessary to ensure compliance with any applicable state or federal law, no such adjustment shall impair an Optionee's rights under any Option Agreement without the consent of the Optionee.

                                    ARTICLE 7

                               EXERCISE OF OPTIONS

         7.1 When Options Become Exercisable. Options shall be exercisable at such times and under such conditions as determined by the Administrator, which may include performance criteria with respect to the Company and/or the Optionee. Options granted to officers and directors of the Company shall not be exercisable in whole or in part until the expiration of six months after the date of grant. No Option shall be exercisable until the Company and the Optionee sign an Option Agreement acceptable to the Company.

         7.2 No Fractional Shares. An Option may not be exercised for a fraction of a Share.

         7.3 Exercise Procedure. An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may, as authorized by the Administrator, consist of any consideration and method of payment allowable under Section 7.4 of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing Shares acquired upon exercise of an Option, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to such Shares, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly upon exercise of the Option.

         7.4 Payment for Shares. The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Option, shall be determined at the time of grant) and may consist of (i) cash, (ii) check,
(iii) delivery of a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company the amount of sale or loan proceeds required to pay the exercise price or (iv) any combination of the foregoing.

         7.5 Withholding Tax Obligations. At the time of exercise of an Option, the Optionee shall remit to the Company by bank cashier's check or other form of payment acceptable to the Company, all applicable (as determined by the Company in its sole discretion) federal and state withholding and employment taxes.


                                    ARTICLE 8

                      AUTOMATIC GRANTS TO OUTSIDE DIRECTORS


         8.1 Option Grant. Each calendar year, each Outside Director in office at the date of grant (including any Outside Director who may have already received one or more automatic option grants) shall automatically be granted a Nonstatutory Option to purchase 5,000 Shares upon the terms and conditions specified below. The initial automatic grant shall occur on November 13, 1993. Beginning in 1994, such automatic grants shall occur each year on the date of the meeting of the Administrator held in the Company's third fiscal quarter.

         8.2 Terms of Options. The terms and conditions that apply to each such automatic grant shall be as follows: (i) the per Share exercise price shall be equal to the Fair Market Value per Share on the date of grant; (ii) the term of the Option shall be 10 years; (iii) the Options shall be exercisable in cumulative increments of 25% per year commencing on the first anniversary of the date of grant; and (iv) all other terms and conditions of the Option shall be as set forth in the Company's then current form of Option Agreement.

         8.3 No Other Grants. Except for the automatic grants under this Article 8, those members of the Board who serve as Administrator under Section 10.1 of the Plan shall not be eligible to receive any additional Options under the Plan or any other stock plan of the Company or any Affiliate, except as permitted by Rule 16b-3.


                                    ARTICLE 9

                       ADJUSTMENTS OF AND CHANGES IN STOCK


         9.1 Adjustments. Subject to any required action by the shareholders of the Company, in the event of any change to the Common Stock issuable under the Plan by reason of any (i) Corporate Transaction or (ii) stock split, reverse stock split, stock dividend, recapitalization, combination or reclassification of Shares or other change affecting the outstanding Common Stock as a class without receipt of consideration, then unless such change results in the termination of all outstanding Options as a result of the Corporate Transaction, the number of Shares covered by each outstanding Option and the number of Shares authorized for issuance under the Plan but as to which no Options have yet been granted or that have been returned to the Plan upon cancellation or expiration of an Option, as well as the per Share exercise price, shall be proportionately adjusted. Such adjustments shall be made by the Administrator, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to an outstanding Option.

         9.2 Dissolution. In the event of the proposed dissolution or liquidation of the Company, the Board shall notify the Optionee at least fifteen
(15) days prior to such proposed action. To the extent it has not been previously exercised, the Option will terminate immediately prior to the consummation of such proposed action.

         9.3 Corporate Transactions. In the event of a Corporate Transaction, the exercisability of each Option shall be automatically accelerated so that each Option shall, immediately before the specified effective date for the Corporate Transaction, become fully exercisable with respect to the total number of Shares and may be exercised for all or any portion of such Shares. However, an Option shall not be so accelerated if and to the extent that such Option is, in connection with the Corporate Transaction, either to be assumed by the successor corporation or parent thereof or be replaced with a comparable option to purchase shares of the capital stock of the successor corporation or parent thereof. The determination of comparability shall be made by the Administrator, and its determination shall be final, binding and conclusive. Upon the consummation of a Corporate Transaction, all outstanding Options shall, to the extent not previously exercised or assumed by the successor corporation or its parent, terminate and cease to be exercisable.

         9.4 Change in Control. In the event of a Change in Control, the exercisability of each Option shall be automatically accelerated effective 15 days following the effective date of the Change in Control, so that each Option shall become fully exercisable with respect to the total number of Shares and may be exercised for all or any portion of such Shares. Upon a Change in Control, all outstanding Options accelerated shall remain fully exercisable until the expiration or sooner termination of the Option term specified in the option agreement.

         9.5 Other Changes. Upon any other relevant change in the capitalization of the Company, the Administrator may, as it deems appropriate, provide for an equitable adjustment in the number of Shares then subject to the Plan and to any outstanding Options, as well as the exercise price of outstanding Options.

         9.6 No Fractional Shares. No right to purchase fractional Shares shall result from any adjustment to outstanding Options pursuant to this Article. Upon any such adjustment, the number of Shares subject to outstanding Options of each Optionee shall be rounded down to the nearest whole Share. The Company shall give notice of any adjustment to each holder of Options that have been so adjusted. Such adjustment (whether or not such notice is given) shall be effective and binding for all purposes of the Plan.


                                   ARTICLE 10

                             ADMINISTRATION OF PLAN

         10.1 Administrator. The Plan shall be administered by (A) the Board if the Board may administer the Plan in compliance with Rule 16b-3, or (B) a Committee of the Board, which shall be constituted in such a manner as to permit the Plan to comply with Rule 16b-3. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of such Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies, however caused, and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by Rule 16b-3.

         10.2 Powers of the Administrator. Subject to the provisions of the Plan and in the case of a Committee, the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

                  (a) to determine the Fair Market Value of the Common Stock, in accordance with Section 1.12 of the Plan;

                  (b) to select the Employees and Outside Directors to whom Options may from time to time be granted hereunder;

                  (c) to determine whether and to what extent Options are granted hereunder;

                  (d) to determine the number of Shares to be covered by each such Option granted hereunder;

                  (e) to approve forms of Option Agreement;

                  (f) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Option granted hereunder (including, but not limited to, the Share price and any restriction or limitation on any Option and/or the Shares relating thereto, based in each case on such factors as the Administrator shall determine, in its sole discretion);

                  (g) to adopt rules and regulations for implementing the Plan;

                  (h) to interpret the Plan; and

                  (i) to take such other action as is appropriate to the administration of the Plan.

         10.3 Rule 16b-3. Unless the Board determines otherwise in a specific case, Options granted to persons subject to Section 16(b) of the Exchange Act must comply with Rule 16b-3 and shall contain such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions. In no event shall the Board take any action that would violate Section 10.1 of the Plan.

         10.4 Effect of Administrator's Decision. All decisions, determinations and interpretations of the Administrator shall be final and binding on all Optionees and any other persons having an interest in any Options.


                                   ARTICLE 11

                      AMENDMENT AND TERMINATION OF THE PLAN

         11.1 Amendment and Termination. The Board may at any time amend, suspend or terminate the Plan. In addition, to the extent necessary and desirable to comply with Rule 16b-3 or with Section 422 of the Code (or any other applicable law or regulation, including the requirements of the NASD or an established stock exchange), the Company shall obtain shareholder approval of any Plan amendment in such a manner and to such a degree as required.

         11.2 Effect of Amendment or Termination. Except as provided in the Plan or in an Option Agreement, no amendment, suspension or termination of the Plan shall alter or impair the rights of any Optionee under any Option outstanding at the time, without the written consent of the Optionee.

         11.3  Amendments  Required by Code.  Notwithstanding  the provisions of
Section 11.2, the Board hereby reserves the right to amend or modify the Plan and any Options outstanding to the extent necessary to qualify any or all Options for such favorable federal income tax treatment as may be afforded employee stock options under Section 422 of the Code and regulations subsequently promulgated thereunder.


                                   ARTICLE 12

                       CONDITIONS UPON ISSUANCE OF SHARES

         Implementation of the Plan, the grant of Options and the issuance of Shares hereunder shall be subject to the Company obtaining all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the Options or the Shares, including, without limitation, any stock exchange or market upon which the Shares may then be listed or traded. The inability of the Company to obtain any such approvals or permits shall relieve the Company of any liability in respect of the failure to grant such Options or issue or sell such Shares as to which such approval or permit shall not have been obtained. As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by applicable law.


                                   ARTICLE 13

                            INFORMATION TO OPTIONEES

         The Company shall provide to each Optionee, during the period for which such Optionee has one or more Options outstanding, copies of all annual reports and other information which are provided to all shareholders of the Company. This Article 13 shall not be construed to require the Company to provide such information to key employees whose duties in connection with the Company assure their access to equivalent information.


                                   ARTICLE 14

                                   TAX STATUS

         The Company does not hereby, nor by way of any plan, document, Option Agreement or otherwise, represent or warrant to any person, including the Optionees, that the grant or exercise of an Option or the subsequent disposition of Shares obtained by the exercise of an Option pursuant to the Plan, or any other aspect of the Plan, will have any particular tax effect.


                                   ARTICLE 15

                                  PLAN GOVERNS

         If there is any inconsistency between the Plan and any documents related to the Plan, including any Option Agreement, the Plan shall govern. Nothing contained in the Plan shall be construed to constitute, or be evidence of, any right in favor of any person to receive Options hereunder or any obligation on the part of the Company to issue Options with respect to its Common Stock.


                                   ARTICLE 16

                          APPLICABLE LAW; SEVERABILITY

         The Plan shall be governed and construed in all respects in accordance with the laws of the State of California excluding its conflict of laws rules to the extent such rules would apply the law of another jurisdiction. Incentive Options granted under the Plan shall be interpreted and administered in accordance with Section 422 of the Code. If any provision is susceptible of more than one interpretation, it shall be interpreted in a manner consistent with the Plan being an incentive stock option plan. If any provision of the Plan is found by a court of competent jurisdiction to be invalid or unenforceable, the remaining provisions shall continue to be fully effective.

                                                                      APPENDIX B

                              ILC TECHNOLOGY, INC.

                        1985 EMPLOYEE STOCK PURCHASE PLAN

                      -------------------------------------


         The following constitutes the provisions of the 1985 Employee Stock Purchase Plan (the "Plan") of ILC Technology, Inc. and its participating subsidiaries (together "the Company").

                               ARTICLE 1 - PURPOSE

         The purpose of the Plan is to provide employees of the Company with an opportunity to purchase Common Stock of ILC Technology, Inc. ("ILC") through payroll deductions and to provide such employees with a further incentive to remain with the Company and to increase their efforts on its behalf. The Plan is intended to comply with the provisions of Section 423 of the Internal Revenue Code of 1954, as amended (the "Code"), and the Plan shall be administered, interpreted and construed in accordance with such provisions. It is further intended that options issued pursuant to the Plan shall constitute options issued pursuant to an "employee stock purchase plan" within the meaning of
Section 423 of the Code.

                             ARTICLE 2 - DEFINITIONS

         The following defined terms are indicated by capitalized initial letters wherever they appear in this Plan:

         2.1 Administrator. The "Administrator" shall mean the Stock Purchase Committee as provided in Article 15.

         2.2 Base Earnings. "Base Earnings" shall mean all compensation earned by an Employee by reason of services performed for the Company (excluding bonuses, overtime pay, shift premiums, commissions, long term disability or workers compensation payments and similar amounts).

         2.3 Board. The "Board" shall mean ILC's Board of Directors.

         2.4 Eligible Employee. An "Eligible Employee" shall mean any Employee who is eligible to participate in the Plan under Article 4 hereof.

         2.5 Employee. "Employee" shall mean any individual who performs services for the Company pursuant to an employment relationship described in Treasury Regulation Section 31.3401 (c)-l or any successor provision.

         2.6 Enrollment Date. An "Enrollment Date" shall mean the first Trading Day of any January, April, July or October or such other days as may be established by the Administrator from time to time.

         2.7 Grant Date. A "Grant Date" shall mean the first Trading Day of any January, April, July or October.

         2.8 Participant. A "Participant" shall mean any Employee who is currently enrolled in the Plan.

         2.9 Purchase Date. A "Purchase Date" shall mean the last Trading Day of each March, June, September or December.

         2.10 Trading Day. A "Trading Day" shall mean any day on which ILC's Common Stock is actually traded either through the Over the Counter National Market System or on an established stock exchange.

                          ARTICLE 3 - NUMBER OF SHARES

         From the authorized but unissued shares of ILC's Common Stock, there shall be reserved for purchase by Participants under the Plan an aggregate of 350,000 shares. All shares reserved for purchase under the Plan shall be subject to adjustment as provided in Article 18. Shares sold under the Plan may be newly issued shares or shares reacquired in private transactions or open market purchases. However, the aggregate number of shares which may be sold under the Plan regardless of source shall not exceed 350,000.

                             ARTICLE 4 - ELIGIBILITY

         4.1 Service Requirement. Each Employee of the Company, except those described in Section 4.2 below, shall become eligible to participate in the Plan in accordance with Article 5 on the first Enrollment Date occurring after completion of three months of service to the Company.

         4.2 Ineligible Employees. The following Employees are not eligible to participate in the Plan:

                  (a) Employees who would own directly or indirectly, or hold options or rights to acquire, an aggregate of five percent or more of the total combined voting power or value of all outstanding shares of stock of the Company, its parent or subsidiary corporations; and

                  (b) Employees who are customarily employed by the Company less than twenty hours per week or less than five months in any calendar year.

         4.3 Officers and Directors. Subject to Section 4.2, Employees who are also directors or officers of the Company may participate only in a fashion consistent with Rule 16b-3 of the Securities and Exchange Commission.

         4.4 Parent or Subsidiary Corporations. In determining whether a corporation is a parent or subsidiary of the Company for purposes of Subsection 4.2(a), Section 7.1 and Section 7.3 hereof, the rules set forth in Code Section 425(e), (f) and (g) shall apply.

         4.5 Stock Ownership. In determining stock ownership for purposes of Subsection 4.2(a) and Section 7.1 hereof, the rules of Code Section 425(d) shall apply and stock which the Employee may purchase under outstanding options (including, but not limited to, options granted under this Plan or under the Company's other stock option plans) shall be treated as stock owned by the Employee.

                             ARTICLE 5 - ENROLLMENT

         Any Employee may enroll in the Plan as of the first Enrollment Date after such Employee has become eligible to participate in the Plan pursuant to
Article 4 hereof. In order to enroll, an Employee must complete, sign and submit to the Company an enrollment form. Any enrollment form received by the Company before the first day of the month preceding an Enrollment Date, or such other date established by the Administrator from time to time ("Cut-Off Date"), shall be effective on that Enrollment Date.

                         ARTICLE 6 - PAYROLL DEDUCTIONS

         6.1 Contribution Limitation. Each Participant may elect to make contributions to the Plan at a rate equal to any whole percentage, up to a maximum of 10%, of his or her monthly Base Earnings from the Company. The rate of contribution shall be designated by the Participant in the enrollment form. A Participant may not make any contributions into his or her payroll deduction account apart from authorized payroll deductions.

         6.2 Changes to Deduction Rate.  Subject to the limitations set forth in
Section 6.1 hereof, a Participant may elect to increase or decrease the rate of contribution effective as of any Enrollment Date by delivery to the Company not later than the related Cut-Off Date of a new enrollment form indicating the revised rate of contribution.

         6.3 Payroll Deduction Account. Contributions shall be credited to a Participant's payroll deduction account as soon as administratively feasible after payroll withholding. The Company shall have no obligation to pay interest on the contributions to any Participant.

         6.4 Withdrawal of Funds. Funds may not be withdrawn by a Participant from his or her payroll deduction account except by termination of the Participant's participation in the Plan pursuant to Article 10.

                           ARTICLE 7 - GRANT OF OPTION

         7.1 Grant. Unless the Board otherwise determines, a Participant's participation in the Plan on any Grant Date will constitute the grant by ILC of an option to purchase from ILC under the Plan shares of ILC Common Stock (the "Stock") subject to the provisions of this Article 7. If the grant of an option to purchase Stock would cause a Participant to become ineligible pursuant to Subsection 4.2(a), then the option granted shall be limited to the maximum number of shares which may be subject to option without causing the Participant to become ineligible.

         7.2 Terms. Each option granted under the Plan shall have the following terms:

                  (a) Expiration Date. Whether or not all shares of "Stock" have been purchased thereunder, the option shall expire on the earliest to occur of
(i) the day after the first Purchase Date to occur after the applicable Grant Date, or (ii) the date on which participation of such Participant in the Plan terminates for any reason.

                  (b) Payment. Payment for shares of Stock purchased under the option shall be made only through payroll deductions in accordance with Article 6.

                  (c) Purchase of Shares. The purchase of shares of Stock upon exercise of the option shall be accomplished as set forth in Section 8.1.

                  (d) Price. The price per share of Stock under the option shall be determined as provided in Section 8.2.

                  (e) Number of Shares. The number of shares of Stock available for purchase under the option shall be that number equal to the quotient obtained by dividing 2.5% of such Participant's annual Base Earnings determined as of the Grant Date by 85% of the fair market value of a share of the Stock (determined in accordance with Section 8.3) on the Grant Date subject to the limitation set forth in Section 7.3.

                  (f) Other Terms and Conditions. The option shall in all respects be subject to the terms and conditions of the Plan, as interpreted by the Administrator from time to time.

         7.3 Limitation. Notwithstanding Subsection 7.2(e), the option (taken together with all other options then outstanding under this Plan and under all other employee stock purchase plans (qualifying under Code Section 423) of the Company and its parent or subsidiary corporations) shall in no event give a Participant the right to purchase shares at a rate which accrues in excess of $25,000 of fair market value of such shares (less the fair market value of any shares previously purchased during the calendar year under options which have expired or terminated) determined at applicable Grant Dates in any calendar year during which such Participant is enrolled in the Plan.

                         ARTICLE 8 - PURCHASE OF SHARES

         8.1 Option Exercise. Unless the Participant's participation is withdrawn or terminated as provided in the Plan, his or her option for the purchase of shares of Stock shall be exercised automatically on the first Purchase Date following the applicable Grant Date, and the maximum number of whole shares of Stock subject to option which may be purchased hereunder with the accumulated payroll deductions in the Participant's payroll deduction account shall be purchased for the Participant at the purchase price set forth in Section 8.2 hereof.

         8.2 Purchase Price. The cost to the Participant for shares of Stock purchased under any option granted under this Plan shall be 85% of the lower of:

                  (a) the fair market value of the Stock on the Grant Date for such option; or

                  (b) the fair market value of the Stock on the Purchase Date for such option.

         8.3 Fair Market Value. The fair market value of the Stock shall be determined as follows:

                  (a) During such time as the stock is not listed upon an established stock exchange, the fair market value of the Stock on any specified date shall be the closing bid price on such date in the Over the Counter National Market System, as reported by the National Association of Securities Dealers Automated Quotation System.

                  (b) In the event the Stock becomes listed on an established stock exchange, the fair market value of the Stock shall be the highest price paid for the Stock on such exchange on any specified date.

         8.4 Excess Contributions. Any excess cash contributions made by a Participant remaining in a Participant's payroll deduction account after the purchase of shares on the Purchase Date, or which is insufficient to purchase a whole share of Stock, shall be held in his or her payroll deduction account and used to purchase shares on the next Purchase Date.

                           ARTICLE 9 - ADMINISTRATION

         9.1 Administrative Assistance. If the Administrator in its discretion so elects, it may retain a brokerage firm, bank or other financial institution to assist in the purchase of shares, delivery of reports or other administrative aspects of the Plan.

         9.2 Investment Accounts. If the Administrator exercises its discretion under Section 9.1 above, each Participant shall be deemed upon enrollment in the Plan to have authorized the establishment of an investment account on his or her behalf at such institution. Shares purchased by a Participant under the Plan shall be held in the investment account in the Participant's name, or if the Participant so indicates on the enrollment form, in the Participant's name together with the name of one or more other persons, in joint tenancy with right of survivorship, as community property, or in certain forms of trusts approved by the Administrator.

         9.3 Reports. The Administrator shall provide or cause to be provided to each Participant a report as to the amount of payroll deductions, the number of shares of Stock purchased, the purchase price, and the cumulative balance in his or her investment account. Such report shall be provided as soon as is administratively feasible after each Purchase Date.

         9.4 Delivery of Stock Certificates. Participants may order certificates representing whole number of shares of Stock purchased for their investment account delivered to them for their safekeeping or sale.

                    ARTICLE 10 - TERMINATION OF PARTICIPATION

         10.1 Withdrawal from the Plan. A Participant may withdraw from the Plan in full (but not in part) at any time by delivery of a withdrawal form to the Company not later than the related Cut-Off Date if such withdrawal is to be effective prior to the next Purchase Date. If the withdrawal form is received by the Company later than the Cut-Off Date, amounts which have accumulated in such Participant's payroll deduction account shall be used to purchase shares of Stock on the next Purchase Date, and his or her withdrawal from the Plan shall be effective as of the next Enrollment Date. All sums credited to a Participant's payroll deduction account shall be distributed to such Participant without interest as soon as administratively feasible after withdrawal has become effective. An Employee who has withdrawn may not return funds to the Company and require the Company to apply those funds to the purchase of shares of Stock. Any Eligible Employee who has withdrawn from the Plan may, however, enroll in the Plan again on any subsequent Enrollment Date in accordance with the provisions of Article 5.

         10.2 Termination of Employment. Participation in the Plan shall terminate immediately when a Participant ceases to be employed by the Company for any reason whatsoever (including death or disability) or otherwise becomes ineligible to participate in the Plan. Stock will not be purchased for any Employee who is not a Participant in the Plan on the Purchase Date. As soon as administratively feasible after an Employee's participation terminates, the Company shall pay to the Employee or his or her beneficiary or legal representative all amounts credited to the Employee's payroll deduction account.

         10.3 Leave of Absence. Unless a Participant has voluntarily withdrawn from the Plan and such withdrawal is effective prior to the Purchase Date, shares of Stock will be purchased for that Participant's investment account on the Purchase Date next following commencement of a leave of absence by such Participant. Participation in the Plan shall terminate immediately after the purchase of shares on such Purchase Date, however, unless:

                  (a) the leave of absence is of less than 90 days duration and is due to illness, injury, military service or other reason approved by the Administrator; or

                  (b) the Participant's right to reemployment after such leave is guaranteed by contract or statute.

                           ARTICLE 11 - BENEFICIARIES

         11.1 Designation of Beneficiary. Each Participant may designate one or more beneficiaries for amounts credited to such Participant's payroll deduction account in the event of death and may, in his or her sole discretion, change such designation at any time. Any such designation shall be effective upon receipt by the Company and shall control over any disposition by will or otherwise.

         11.2 Distribution Upon Death. As soon as administratively feasible after the death of a Participant, amounts credited to his or her payroll deduction account shall be paid in cash to the designated beneficiaries or, in the absence of a designation, to the executor, administrator or other legal representative of the Participant's estate. Such payment shall relieve the Company of further liability with respect to the Plan on account of the deceased Participant. If more than one beneficiary is designated, each beneficiary shall receive an equal portion of the payroll deduction account unless the Participant has given express contrary instructions.

                             ARTICLE 12 - ASSIGNMENT

         The rights of a Participant under the Plan shall not be assigned by such Participant, by operation of law, or otherwise. No Participant may create a lien on any funds, securities, rights or other property held by the Company for the account of the Participant under the Plan, except to the extent that there has been a designation of beneficiaries in accordance with the Plan, and except to the extent permitted by the laws of descent and distribution if beneficiaries have not been designated. A Participant's right to purchase shares of Stock under the Plan shall be exercisable only during the Participant's lifetime and only by him or her, except that a Participant may direct the Company in the enrollment form to issue share certificates to the Participant jointly with one or more other persons with right of survivorship or as community property, or to certain forms of trusts approved by the Administrator.

                               ARTICLE 13 - COSTS

         All costs and expenses incurred in administering the Plan shall be paid by the Company, except that any stamp duties or transfer taxes applicable to participation in the Plan (including purchase of Stock) may be charged to the payroll deduction account of such Participant by the Company. Any brokerage fees for the purchase of shares by a Participant shall be paid by the Company, but brokerage fees for the resale of shares of Stock by a Participant shall be borne by the Participant.

                    ARTICLE 14 - EQUAL RIGHTS AND PRIVILEGES

         All Eligible Employees shall have equal rights and privileges with respect to the Plan so that the Plan qualifies as an "employee stock purchase plan" within the meaning of Code Section 423 and the related regulations. Any provision of the Plan which is inconsistent with Section 423 or any successor provision of the Code shall without further act or amendment by the Company or the Board be reformed to comply with the requirements of Section 423. This
Article 14 shall take precedence over all other provisions in the Plan.

                      ARTICLE 15 - STOCK PURCHASE COMMITTEE

         15.1 Administration. The Plan shall be administered by the Stock Purchase Committee (the "Committee").

         15.2 Appointment of Committee Members. The Committee shall consist of three or more ILC directors appointed by the Board in accordance with Rule 16b-3 of the Securities and Exchange Commission, as in effect from time to time. The Board may from time to time remove members from, or add members to, the Committee, provided that at all times the Committee shall have at least three members. Vacancies on the Committee, howsoever caused, shall be filled by the Board.

         15.3 Committee Rules. The Committee shall elect one of its members as chairman, and shall hold meetings at such times and places as it may determine. Acts taken or approved by a majority of the Committee at a meeting at which a quorum is present, or acts reduced to and approved in writing by a majority of the members of the Committee shall be the valid acts of the Committee.

         15.4 Interpretation of the Plan. Subject to the express provisions of the Plan, to the overall supervision of the Board and to the limitations of Code
Section 423 or any successor provision, the Committee may administer and interpret the Plan in any manner it believes to be desirable, and any such interpretation shall be conclusive and binding on the Company and all participants.

         15.5 Outside Advice or Assistance.  The Committee may request advice or
assistance   or  employ  such  other   persons  as  are   necessary  for  proper
administration of the Plan.

         15.6 Liability. No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan.

         15.7 Indemnification. In addition to such other rights of indemnification as they may have as directors or as members of the Committee, the members of the Committee shall be indemnified by the Company against the reasonable expenses, including attorney's fees actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any option granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters to which it shall be adjudged in such action, suit or proceeding that such Committee member is liable for negligence or misconduct in the performance of his or her duties; provided that within 60 days after institution of any such action, suit or proceeding a Committee member shall in writing offer the Company the opportunity, at its own expense, to handle and defend the same.

                    ARTICLE 16 - MODIFICATION AND TERMINATION

         16.1 Amendment. The Board may amend, alter or terminate the Plan at any time; provided, however, no amendment shall be effective unless within one year after it is adopted by the Board it is approved by the holders of a majority of the voting power of ILC's outstanding shares, if such amendment would:

                  (a) increase or decrease the number of shares to be reserved under the Plan (other than as provided in Article 18);

                  (b) change the percentage of the fair market value of a share of Stock used in the determination of the Purchase Price;

                  (c) materially increase the benefits accruing to persons eligible to participate in the Plan; or

                  (d)  materially   change  the  standards  of  eligibility  for
participation in the Plan.

         16.2 Limitation. Notwithstanding the foregoing, rights granted before amendment or termination of the Plan will not be altered or impaired by any amendment or termination of the Plan without the consent of the person to whom such rights have been granted.

         16.3 Return of Payroll Deductions. Upon termination of the Plan, all funds contributed to the Plan that have not been used to purchase shares shall be returned to the Participants as soon as administratively feasible.

         16.4 Oversubscription. If at any time the number of shares of Stock subject to options under the Plan and to become subject to options on the next Grant Date exceeds the number of shares available under the Plan, then the number of shares of Stock which may be purchased under the options to be granted on the next Grant Date shall be reduced proportionately to the extent of the excess. Any funds that cannot be applied to the purchase of shares due to oversubscription shall be refunded to Participants as soon as administratively feasible.

         16.5 Time of Termination. Unless sooner terminated, the Plan and all rights of Employees hereunder shall terminate on the last day of the fiscal year ending in 2010.

                     ARTICLE 17 - EFFECTIVE DATE OF THE PLAN

         The Plan shall become effective on the later of:

                  (a) the date on which the holders of a majority of the voting power of all outstanding shares of ILC approve the Plan;

                  (b) the date a registration statement on Form S-8 under the Securities Act of 1933, as amended, has been filed covering the shares reserved pursuant to Article 3 hereof.

Such date shall thereafter be inserted by the Company at this place in the Plan:
February 14, 1985.

                  ARTICLE 18 - ADJUSTMENTS OF NUMBER OF SHARES

         In the event of any reorganization, recapitalization, stock split, reverse stock split, stock dividend, combination of shares, merger, consolidation, offering of rights or other similar change in the capital structure of ILC, the Board may make such adjustment, if any, as it deems appropriate in the number, kind and purchase price of the shares available for purchase under the Plan and in the maximum number of shares subject to any option under the Plan, subject to the limitations of Code Section 423.

                  ARTICLE 19 - GOVERNMENT AND OTHER REGULATIONS

         The Plan and the Company's obligation to sell and deliver shares under the Plan shall be subject to all applicable federal, state and foreign laws, rules and regulations, and to such approvals by any regulatory or governmental agency as may, in the opinion of counsel for the Company, be required.

                           ARTICLE 20 - APPLICABLE LAW

         The interpretation, performance and enforcement of this Plan shall be governed by the laws of the State of California, except as federal law preempts such matters.

                                                                      APPENDIX C


                              ILC TECHNOLOGY, INC.
                                 399 Java Drive
                               Sunnyvale, CA 94089

         This Proxy is Solicited on Behalf of the Board of Directors of
                       ILC Technology, Inc. for use at the
         Annual Meeting of Shareholders on Wednesday, February 12, 1997

         The undersigned hereby appoints HENRY C. BAUMGARTNER, RONALD E. FREDIANELLI, and each of them, as Proxies, with the powers the undersigned would have if personally present and with power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of ILC Technology, Inc. held of record by the undersigned on December 16, 1996, at the Annual Meeting of Shareholders to be held on Wednesday, February 12, 1997, at 2:00 p.m. local time at 399 Java Drive, Sunnyvale, California, or any adjournment or postponement thereof, upon all subjects which may come before the meeting including the matters described in the Proxy Statement furnished herewith. The shares represented by this proxy shall be voted in the following manner.

1. ELECTION OF DIRECTORS:

   |_|  FOR all nominees listed below (except as marked to the contrary)

   |_|  WITHHOLD authority for all nominees listed below
   If you wish to withold authority to vote for any individual nominee, stirke a line through that nominee's name in the list below:

  Henry C. Baumgartner, Richard D. Capra, Harrison H. Augur, Arthur L. Schawlow

2. FOR |_| AGAINST |_| WITHHOLD |_|
   Proposal to approve an amendment to the 1992 Stock Option Plan to increase the number of shares reserved for issuance.

3. FOR |_| AGAINST |_| WITHHOLD |_|
   Proposal to approve an amendment to the 1985 Employee Stock Purchase Plan to increase the number of shares reserved for issuance.


                                    (Continued and to be signed on reverse side)

4. FOR |_| AGAINST |_| WITHHOLD |_|
   Proposal to ratify the appointment of Arthur Andersen LLP, as the Independent Public Accountants of the Company for fiscal 1997

When properly executed and returned to the Company, this Proxy will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this Proxy will be voted for each of the nominees for director, for Proposals 2, 3 and 4 and at the discretion of the proxy holders upon such other business as may properly come before the meeting. If any shareholder gives notice of intention to cumulate votes for the election of directors, this Proxy may be voted on a cumulative voting basis. In the event that any nominee for director is unable or declines to serve as a director, this Proxy will be voted for any nominee who shall be designated by the present board of directors.

                                      Please sign exactly as name appears below.
                                      When  shares  are held by  joint  tenants,
                                      both   should   sign.   When   signing  as
                                      attorney, executor, administrator, trustee or guardian, give full title as such. If a corporation, sign in full corporate name by President or other authorized officer. If a partnership, sign in partnership name by authorized person.

                                      Dated:  ____________________________, 1997

                                      __________________________________________
                                                     (Signature)

                                      __________________________________________
                                             (Signature If Held Jointly)

                                      Please vote, sign, date and return this proxy card promptly using the enclosed envelope.